Common Shares Reserved for Issuance (Tables)	12 Months Ended
Dec. 31, 2013
Schedule of Stock by Class

As of December 31, 2012 and 2013, we had reserved shares of common stock for issuance as follows (in thousands):

	As of December 31,
	2012	2013
Reserved under stock award plans	21,443	40,226
Conversion of preferred stock	73,747	—
Warrants to purchase convertible preferred stock	616	—
Warrants to purchase common stock	—	312
ESPP	—	2,500

Total	95,806	43,038